EX 2.1  Agreement For Exchange of Stock


                      AGREEMENT FOR THE EXCHANGE OF COMMON STOCK

         Agreement made this 8th day of September 2001, by and between Transpor -tation Safety Lights, Inc. (Nasdaq OTC-BB: TSFL) a Nevada corporation (the Issuer) and World Quest, Inc., a Nevada corporation (the Company),which owns all of the issued and outstanding shares of American Senior Golf Associa-tion, Inc., a Delaware corporation (ASGA).

         In consideration of the mutual promises, covenants, and representa-tions contained herein, and other good and valuable consideration,

         THE PARTIES HERETO AGREE AS FOLLOWS:

1.       TERMS.
         Subject to the terms and conditions of this Agreement, the Issuer agrees:
         i. that the total common shares issued and outstanding of the Issuer at Closing shall be Twenty Million (20,000,000) shares following the Exchange.

         ii. that the Issuer will transfer to Company, Sixteen Million Three Hundred Twenty-One Thousand Seven Hundred Fifty (16,321,750) newly issued shares of restricted common stock of Issuer, $0.001 par value,(the Shares), in exchange for 100% of the issued and outstanding shares of ASGA, such that ASGA shall become a wholly owned subsidiary of the Issuer.

         iii. that the Issuer will register Two Million (2,000,000) shares within thirty days (30) of closing.

2. REPRESENTATIONS AND WARRANTIES. Issuer represents and warrants to Company the following:

i. Organization. Issuer is a corporation duly organized, validly exist-ing, and in good standing under the laws of Nevada, and has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good stand-ing in Nevada. All actions taken by the Incorporators, directors and shareholders of Issuer have been valid and in accordance with the laws of the State of Nevada.

ii. Capital. The authorized capital stock of Issuer consists of Twenty Million (20,000,000) shares of common stock, $0.001 par value of which Three Million Six Hundred Seventy-Eight Thousand Two Hundred and Fifty (3,678,250) Shares are issued and out-standing, and Five Million Shares (5,000,000) of preferred stock none of which is issued and outstanding. All outstanding shares are fully paid and non-assessable, free of pre-emptive rights. At the Closing, there will be no outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or com-mitments obligating Issuer to issue or to transfer from treasury any additional shares of its capital stock. Issuer shall amend its by-laws to increase the authorized capital stock of Issuer to Thirty Million (30,000,000) shares of common stock at $0.001 par value.

iii. SEC Reports. Issuer has filed all required forms, reports, state-ments, schedules and other documents with the Securities and Exchange Commission (SEC) since January 1, 2001 (collectively, the Issuer SEC Reports). The financial statements, including all related notes and schedules, contained in the Issuer SEC Reports (or incorporated by reference therein) fairly present the consolidated financial position of Issuer as at the respective dates thereof and the consolidated results of operations and cash flows of Issuer for the periods indicated in accordance with generally accepted accounting principles (GAAP) applied on a consistent basis throughout the periods involved (except for changes in accounting principles disclosed in the notes thereto) and subject in the case of interim financial statements to normal year-end adjust-ments and the absence of notes. For purposes of this Agreement, the balance sheet of Issuer as of March 31, 2001, is referred to as the Issuer Balance Sheet and the date thereof is referred to as the Issuer Balance Sheet Date.

iv. Absence of Changes. Since the Issuer Balance Sheet Date, there has not been any change in the financial condition or operations of Issue, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse to Issuer.

v. Liabilities. Issuer does not have any debt, liability, or obliga-tion of any nature, whether accrued, absolute, contingent, or other-wise, and whether due or to become due, that is not reflected on the Issuers Balance Sheet. Issuer is not aware of any pending, threatened, or asserted claims, lawsuits or contingencies involv-ing Issuer or its common stock. There is no dispute of any kind be-tween Issuer and any third party, and no such dispute will exist at Closing.

vi. Ability to Carry Out Obligations. Issuer has the right, power, and authority to enter into and perform its obligations under this Agreement. The execution and delivery of this Agreement by Issuer and the performance by Issuer of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach or violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Issuer is a party, or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would cause Issuer to be liable to any party, or (c) an event that would result in the creation or imposi-tion of any lien, charge, encumbrance on any asset of Issuer.

vii. Full Disclosure. None of the representations and warranties made by the Issuer in this Agreement, contains any untrue statement of a material fact, or omit any material fact the omission of which would be misleading.

viii. Contract and Leases. Issuer is currently carrying on its business and is a party to contracts, agreements, or lease. No person holds a power of attorney from Issuer.

ix. Compliance with Laws. Issuer has complied with all federal, state, and local statutes, laws, and regulations pertaining to Issuer. Issuer has complied with all federal and state securities laws in connection with the issuance, sale, and distribution of its securities.

x. Litigation. Issuer is not (and has not been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of the Issuer, there is no basis for any such action or proceeding and no such action or proceeding is threatened against Issuer, and Issuer is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

xi. Conduct of Business. From the Issuer Balance Sheet Date to the Closing, Issuer has conducted its business in the normal course, and has not (1) sold, pledged, or assigned any assets, other than in the ordinary course of business; (2) amended its Certificate of Incorporation or ByLaws; (3)declared dividends; (4) redeemed or sold stock or other securities; (5) incurred any liabilities, other than in the ordinary course of business; (6) acquired or disposed of any assets, other than in the ordinary course of business; (7) entered into any contract, other than in the ordinary course of business;
         (8) guaranteed obligations of any third party; or (9) entered into any other transaction, other than in the ordinary course of business.

xii. Documents. All minutes, consents, or other documents pertaining to Issuer to be delivered at closing shall be valid and in accordance with the laws of the State of Nevada.

xiii. Title. At the Closing, the Issuer Shares to be issued to Company will be (i) validly issued, fully paid and non-assessable; and (ii) free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind, except as otherwise created by Company. There is no applicable local, state, or federal law, rule, regulation, or decree which would, as a result of the issuance of the Shares to Shareholders, impair, restrict, or delay Companys voting rights with respect to the Issuer Shares.

xiv.     Brokers.  Issuer  has not  retained  any  broker,  investment  banker,
         or other  person  entitled  to any commission  or  similar   compensa-
         tion  in  connection  with  this  Agreement  or  the   transactions
         contemplated by this Agreement.

3. REPRESENTATIONS AND WARRANTIES OF COMPANY. Company represents and warrants to Issuer the following, except as otherwise set forth in the Company Disclosure Schedule (items disclosed in one Section of such Disclosure Schedule shall apply to all other Sections unless otherwise specified):

i. Organization. Each of Company and ASGA are corporations duly organized, validly existing, and in good standing under the laws of Nevada and Delaware, respectively, and each has all necessary corporate powers to own properties and carry on a business, and is duly qualified to do business and is in good standing in the jurisdictions where qualification is required. All actions taken by the incorporators, directors, and stockholders of Company and ASGA have been valid and in accordance with the laws of the State of Nevada and Delaware, respectively.

ii. Capital. The authorized capital stock of ASGA consists of One Hundred (100) shares of common stock, $1.00 par value, of which One Hundred (100) shares are issued and outstanding (the ASGA Shares). Company is the sole record and beneficial owner of the ASGA
         Shares and has sole management and dispositive power over the ASGA Shares. The ASGA Shares were validly issued and are fully paid, non-assessable and free of pre-emptive rights. At Closing, there will be no outstanding subscriptions, options, rights, warrants,convertible securities, or other agreements or commitment obligating ASGA to issue or to transfer from treasury any additional shares of its capital stock.

iii. Financial Statements. The balance sheet of ASGA as of December 31, 2000, and June 30, 2001, and the related unaudited statements of income and retained earnings for the period then ended (the ASGA Financial Statements), previously delivered to Issuer, have been prepared in accordance with generally accepted accounting principles consistently followed by Issuer throughout the periods indicated, subject to normal year-end adjustments and the absence of notes, and fairly present the financial position of ASGA as of December 31, 2000, and the results of its operations for the periods indicated.

iv. Absence of Changes. Since June 30, 2001, there has not been any change in the financial condition or operations or ASGA, except changes in the ordinary course of business, except for the receipt of a tentative commitment letter with respect to a Twenty Million Dollars ($20,000,000) equity line of credit.

v. Liabilities. ASGA does not have any debt, liability, or obligation of any nature, whether accrued, absolute, contingent, or other-wise, and whether due or to become due, that is not reflected on the Financial Statements or otherwise incurred in the ordinary course of business. Company is not aware of any pending, threatened, or asserted claims, lawsuits or contingencies involving its capital stock.

vi. Ability to Carry Out Obligations. Company has the right, power, and authority to enter into and perform its obligations under this Agree-ment. The execution and delivery of this Agreement by Company and the performance by Company of its obligations hereunder will not cause, constitute, or conflict with or result in (a) any breach of violation or any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instrument, articles of incorporation, bylaw, or other agreement or instrument to which Company or ASGA is a party, or by which either of them may be bound, nor will any consents or authorizations of any party other than those hereto be required; (b)an event that would cause Company or ASGA to be liable to any party; or (c) an event that would result in the creation or imposition of any lien, charge, encumbrance on any asset of Company of ASGA.

vii. Full Disclosure. None of the representations and warranties made by Company herein contains any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

viii. Compliance with Laws. Company has complied with, and is not in violation of any federal, state, or local statute, law, and/or regulation pertaining to them. Company has complied with all federal and state securities laws in connection with the issuance, sale, and distribution of its securities.

ix. Litigation. Company is not (and has never been) a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation. To the best knowledge of Company, there is no basis for any such action or proceeding and no such action or proceeding is threatened against Company, and Company is not subject to or in default with respect to any order, wit, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

x. Conduct of Business. From June 30, 2001, to the Closing Date, ASGA has conducted its business in the normal course, and has not (1)sold, pledged, or assigned any assets other than in the ordinary course of business; (2) amended its Certificate of Incorporation or Bylaws;
         (3) declared dividends; (4) redeemed or sold stock or other securities;
         (5) incurred any liabilities not in the  ordinary  course of  business;
         (6) acquired or disposed of any assets other than in the ordinary course of business; (7) entered into any contract other than in the ordinary course of business; (8) guaranteed obligations of any third party; or (9) entered into any other transactions other than in the ordinary course of business.

xi. Documents. All minutes, consents, or other documents pertaining to Company and previously delivered by Company to Issuer, are true, complete, and correct, and are valid and in accordance with applicable law.

xii. Title. The ASGA Shares to be delivered to Issuer will be, at closing, free and clear of all liens, security interests, pledges, charges, claims, encumbrances and restrictions of any kind. None of the ASGA Shares are subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instru-ment with respect to the ASGA Shares, except as provided in this Agreement. ASGA is not a party to any agreement that offers or grants to any person the right to purchase or acquire any of the ASGA Shares, except for right under the private equity line which sell of common stock is at the sole discretion of ASGA. There is no applicable local, state, or federal law, rule, regulation, or decree which would, as a result of the transfer of the ASGA Shares to Issuer, impair, restrict, or delay Issuers voting rights with respect to the ASGA Shares.

xiii.    Counsel.   Company represents and warrants that prior to Closing, that they are represented by independent counsel or have had the opportunity to retain independent counsel to represent them in this transaction and that prior to Closing, Counsel for the Company has not represented either the Issuer or Issuers stockholders in any manner whatsoever known to the Company.

xiv. Brokers. Company has not retained any broker, investment banker, or other person entitled to any commission or similar compensation in connection with this Agreement or the transactions contemplated by this Agreement.

4.       INVESTMENT INTENT.

i. Restricted Shares. Company understands that (A) the Issuer Shares Company is acquiring from Issuer under this Agreement have not been registered under the Securities Act of 1933, as amended (the Act) or the securities laws of any state, based upon an exemption from such registration requirements pursuant to Section 4(2) of the Act;
         (B) the Issuer Shares are and will be restricted securities, as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; and (C) the Issuer Shares may not be sold or otherwise transferred unless exemptions from such registration provisions are available with respect to said resale or transfer

ii. Transferability. Company will not sell or otherwise transfer any of the Issuer Shares, or any interest therein, unless and until (A) the Issuer Shares shall have first been registered under the Act and/or all applicable state securities laws; or (B) Company shall have first delivered to Issuer a written opinion of counsel, which counsel and opinion (in form and substance) shall be reasonably satisfactory to Issuer, to the extent that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws.

iii. Investment Intent. Company is purchasing the Issuer Shares for Investment purposes only, without a view for resale or distribution thereof.

iv. Legend. Company understands that the certificates representing the Issuer Shares will bear the following legend:

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in absence of (i) an effective registration statement for such securities under said Act or (ii) an opinion of company counsel that such registration is not required.

v. Disposition of Registered Shares. Company and Issuer agree to the disposition and allocation of the registered shares referred to in Paragraph 2(ii) as set forth in a separate agreement between the parties.

5. Closing. The closing of the share exchange and the transactions contemplated by this Agreement (the Closing) shall be simultaneous with the execution of this Agreement by the parties hereto and the satisfaction or waiver of the conditions to the consummation of the transactions set forth herein.

6.       Documents to be Delivered at Closing.

i.       By Issuer:

(1)      Resolutions  of the Board of Directors  authorizing  the issuance of a certificate or certificates for Sixteen Million (16,000,000) Issuer Shares, registered in the name of Company in accordance with this Agreement.

(2) A certificate or certificates for Sixteen Million (16,000,000) Issuer Shares registered in the name of Company in accordance with this Agreement.

(3)      The resignation of all officers and directors of Issuer.

(4) All of the business and corporate records of Issuer, including but not limited to correspondence files, bank statements, checkbooks, savings account books, minutes of stockholder and directors meetings, financial statements, stockholder listings, stock transfer records, agreements, and contracts.

(5) Such other resolutions of Issuers stockholders and/or directors as may reasonably be required by Company.

(6) An Opinion Letter from Issuers Attorney attesting to the validly and condition of the Issuer.

(7) Such other agreements relating to the transaction as may reasonably be required by the company.

ii.      By Company:

(1) Delivery to the Issuer, certificates evidencing the ASGA Shares, and such stock powers as are required in order to transfer to Issuer good and marketable title to the ASGA Shares.

(2) Board of Directors Minutes authorizing the issuance of a certificate or certificates for One Hundred (100) shares, registered in the name of Issurer.

(3) Such other resolutions of Companys and ASGAs stockholders and/or directors as may reasonably be required by Issuer.

(4) Such other agreements relating to the transaction as may reasonably be required by the Issuer.

7. ARBITRATION. Any controversy or claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in Elizabeth City, North Carolina, in accordance with the Commercial Rules of the American Arbitration Association then existing. The arbitrator assigned shall have authority and power to decide all arbitratible issues. Judgment on the arbitration award may be entered in any court having jurisdic-tion over the subject matter of the controversy. The prevailing party in such claim or controversy shall be entitled to recover all costs and expenses of such claim or controversy, including attorneys fees from the non-prevailing party.

8.       POST-CLOSING AGREEMENTS.

i. Further Assurances. The parties shall execute such further documents and perform such further acts, as may be necessary to effect the trans-actions contemplated hereby, on the terms herein contained and other-wise to comply with the terms of this Agreement, provided, that, except as contemplated by this Agreement, no party shall be required to waive any right or incur an obligation in connection therewith.

ii. Indemnification of Directors and Officers. For at least seven (7) years after the Closing Date, Issuer shall (a) maintain in effect the current provisions regarding the indemnification of officers and directors contained in Issuers Certificate of Incorporation and Bylaws; provided, however, Issuer may adopt new indemnification provisions no less favorable than the current provisions as to the persons who served as directors and officers of Issuer prior to the Closing Date; and (b) indemnify the persons who served as directors and officers of Issuer prior to the Closing Date to the fullest extent to which Issuer is permitted to indemnify such officers and directors under its Certificate of Incorporation and ByLaws and applicable law as in effect immediately prior to the Closing Date.

9.       Miscellaneous.

         i.       Captions  and  Headings.   The  headings  throughout  this
         Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

         ii. No Oral Change. This Agreement and any provision hereof may not be waived, changed, modified, or discharged orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

         iii. Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (1) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions; (2) the acceptance of performance of any thing required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure; and (3) no waiver of any party of one breach by another party shall be construed as a waiver with respect to any subsequent breach.

         iv. Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

         v. Entire Agreement. This Agreement contains the entire Agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings.

         vii. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, and by fax, as follows:

                  Issuer:  Transportation Safety Lights, Inc.
                           Attention:  Charles Keller
                           500 N. Rainbow Blvd., Suite 300
                           Las Vegas, NV  89107

                  Company: Tom Kidd, Chief Executive Officer
                           World Quest, Inc.
                           660 S. Hughes Boulevard
                           Elizabeth City, NC  27909

         vi. Counterparts. This Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement this 11th day of September, 2001.

TRANSPORTATION SAFETY LIGHTS, INC.  WORLD QUEST, INC.


By:   /s/Charles Keller                   By:   /s/ Thomas Kidd
         Charles Keller                             Thomas Kidd
         Its President                              Its Chief Executive Officer